HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

333-151805        HV-6776 - Premier Innovations(SM)

Supplement dated May 2, 2014 to your Prospectus

MANAGERS CADENCE MID-CAP FUND - INVESTOR CLASS

1.            INVESTMENT ADVISER NAME CHANGE

Effective April 28, 2014, Managers Investment Group, LLC has changed its name to AMG Funds LLC, investment adviser to the Managers Cadence Mid-Cap Fund.

2.            FUND NAME CHANGE

Effective immediately, the following name change is made to your Prospectus:

Old Name	New Name
Managers Cadence Mid-Cap Fund - Investor Class	AMG Managers Cadence Mid Cap Fund - Investor Class

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.